EXHIBIT 99.1
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                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of BSD Medical Corporation (the "Company") on Form 10-KSB for the period ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hyrum A. Mead, President of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                /s/  Hyrum A. Mead
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                                                Hyrum A. Mead
                                                President
                                                (principal executive officer)
                                                December 13, 2002